First Quarter 2026 Results May 2026 Earnings Presentation

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our operating results and financial position; anticipated future expenses, including our financial outlook, and investments; expectations relating to certain of our key financial and operating metrics; our business strategy and plans, including expectations related to our full-stack end-to-end marketplace strategy; expectations relating to legal and regulatory proceedings; expectations relating to our industry, the regulatory environment, market conditions, trends, and growth; expectations relating to customer behavior and preferences; our market position; potential market opportunities; and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, among others: our ability to successfully execute our business and growth strategy and generate future profitability; market acceptance of our products and services; our ability to further penetrate our existing customer base and expand our customer base; our ability to develop new products and services; our ability to obtain applicable regulatory approvals; the success of any acquisitions or investments that we make; the effects of increased competition in our markets; our ability to stay in compliance with applicable laws and regulations; the possibility of adverse developments in pending litigation; the risk that the outcome of currently ongoing and potential future regulatory litigation and/or enforcement actions, as well as potential changes in federal or state law, could immediately or subsequently prevent us from offering, or continuing to offer, event contracts; stock price fluctuations; market conditions across the cryptoeconomy, including crypto price volatility; and general market, political, and economic conditions, including interest rate fluctuations, inflation, tariffs, instability in the global banking system, economic downturns, and other global events, including regional wars and conflicts and government shutdowns. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from anticipated results are, or will be included, in our filings we make with the Securities and Exchange Commission from time to time, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. Key Performance Metrics This presentation includes key performance metrics that our management uses to help evaluate our business, identify trends affecting our business, formulate business plans, and make strategic decisions. Our key performance metrics include certain metrics, such as MTUs, Card Sign-Ups, Transaction Volume, and Assets on Platform. Definitions of these key performance metrics can be found in the Appendix to this presentation. Market and Industry Data This presentation may include market and industry data, forecasts, and other statistical information. Unless otherwise indicated, information concerning the Company’s industry and the markets in which it operates, including general expectations, market position, market opportunity, and market size, are based on management’s knowledge and experience in the markets in which the Company operates, together with currently available information obtained from various sources, including publicly available information, industry reports and publications, surveys, our users, trade and business organizations, and other contacts in the markets in which the Company operates. Certain information is based on management estimates, which have been derived from third-party sources, as well as data from internal research. In presenting this information, the Company has made certain assumptions that it believes to be reasonable based on such data and other similar sources and on the Company’s knowledge of, and experience to date in, the markets in which the Company operates. While the Company believes the estimated market and industry data included in this presentation is reliable, such information is inherently uncertain and imprecise. Market and industry data is subject to change and may be limited by the availability of raw data, the nature of the data gathering process, and other limitations inherent in any statistical survey of such data. In addition, projections, assumptions, and estimates of the future performance of the markets in which the Company operates are necessarily subject to uncertainty and risk due to a variety of factors, which could cause results to differ materially from those expressed in the estimates made by third parties and the Company. Accordingly, you are cautioned not to place undue reliance on such market and industry data or any other such estimates. Trademarks “Gemini” and the Gemini logo are registered trademarks of Gemini Space Station, Inc. All other names are trademarks and/or registered trademarks of their respective owners. This presentation includes financial information prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). This presentation also includes non-GAAP financial information, which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. For a description of the non-GAAP financial information included herein, see the Appendix to this presentation. A reconciliation to the most directly comparable GAAP measure is set forth in the Appendix to this presentation. Non-GAAP Financial Measures Earnings Presentation | Q1’26 2

Q1’26 Highlights Total Revenue $50M Y/Y: +42% | $35M Transaction Revenue $24M Y/Y: +0% | $24M Services Revenue & Interest Income $25M Y/Y: +122% | $11M Operating Expenses $144M Y/Y: +73% | $83M Ex SBC: +46% | $82M Adj. EBITDA(1) $(60)M Y/Y: +$2M | $(62)M MTUs(2) 589K Y/Y: +17% | 502K [1] We define Adjusted EBITDA as net income (loss), adjusted to exclude provision for (benefit from) income taxes, interest expense, depreciation and amortization, stock-based compensation expense, impairment, restructuring charges, non-recurring legal contingencies, settlement and related costs, change in fair value on related party convertible notes, change in fair value on related party loans, gain on conversion of convertible notes and term loans, and unrealized foreign exchange loss (gain). Adjusted EBITDA is a non-GAAP financial measure. See the Appendix to this presentation for more information and a reconciliation to the most directly comparable GAAP measure. [2] MTUs is defined as any retail or institutional user who has engaged in any revenue-generating activity or whose account otherwise generated revenue for the Company in the trailing thirty days. MTUs presented for a quarter represent the MTUs as of the last day of the last month of the respective quarter. Numbers presented are as of the first quarter of 2026. [3] Card MTUs is defined as a cardholder who has engaged in any card related revenue-generating activity, including a card payment transaction or card revolving balance, in the trailing thirty days. Card MTUs presented for a quarter represent the Card MTUs as of the last day of the last month of the respective quarter. Numbers presented are as of the first quarter of 2026. Credit Card Revenue $15M Y/Y: +292% | $4M Card MTUs(3) 114K Y/Y: +321% | 27K Earnings Presentation | Q1’26 3

1 Delivering on operational discipline with total operating expenses down 16% sequentially in Q1; restructuring expected to be completed, with full-quarter cost expected in Q2 2 Accelerating Predictions with frequent product enhancements since December '25 launch, more than 20k predictions traders1 have traded contracts, and predictions volume2 was up 78% month-over-month in April ‘26 3 Expanding trading capabilities on the platform, launching spot margin with support for long and short positions, a rebuilt advanced trader experience, and a new developer platform enabling agentic trading 4 Building a more durable revenue and user model with services revenue and interest income up 122% year-over-year, driven by card net revenue growth of over 292% year-over-year in Q1 5 Executing on markets company strategy with recently-received Derivatives Clearing Organization DCO) license completing our DCM  DCO stack, advancing toward in-house derivatives in the future, third-party clearing, and broader markets Recent Business Highlights [1] Predictions traders is defined as the cumulative count of unique users that have placed a trade on Gemini Predictions since launch in December 2025. Numbers as of 5/10/26. [2] Predictions volume is defined as the total number of event contracts bought or sold on our prediction marketplace during the period. Each contract can be traded at $0.01 increments up to $1 and is worth $1 upon settlement. Earnings Presentation | Q1’26 4

EVOLUTION 2014 — 2020 ORIGIN Bitcoin company Regulated bitcoin exchange and custodian 2021 — 2025 GEMINI 1.0 Crypto company Multi-asset crypto trading, custody, staking, credit card 2026 GEMINI 2.0 Markets company Building the super app for the markets economy GEMINI 2.0: FOUR INTEGRATED PRODUCT VERTICALS Invest & Trade Expanding the tradeable universe on our core trading platform: spot crypto, advanced trading, OTC, agentic trading; with plans to launch U.S. stocks1 and derivatives2 Onchain The trusted infrastructure layer powering institutional custody, staking, and the bridge to onchain finance across the platform Card Consumer financial products earning crypto rewards on everyday spend Predictions Vertically integrated prediction markets exchange.3 Markets on crypto, sports, politics, economics, and more ONE SHARED INFRASTRUCTURE Matching engines Trading Systems Custody Compliance Regulatory Licenses [1] Targeting launch this year. Timing and availability is subject to regulatory approval and applicable law. See the forward-looking statements disclaimer provided in this presentation. [2] Subject to CFTC approval and applicable U.S. regulatory frameworks and law. [3] Operating under CFTC DCM and DCO licenses. Earnings Presentation | Q1’26 5 From bitcoin company to markets company

GEMINI

Q1 reflects the beginning of the post-restructuring cost trajectory


Operating Expenses
In $mm
$70.2
$88.9
$76.8
$72.0
$83.3
$98.7
$171.4
$171.7
$144.5
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Salaries & comp
Tech & GA
Sales & marketing
Transaction losses
Transaction processing
Stock-based comp
FTE: 557 618 515 561 639 639 671 652 441

Restructuring initiatives in process
Exited Nifty in Q1; exiting UK/Europe and Australia markets; consolidating focus on U.S. market

Reduced comp run-rate expected in Q2
Headcount of 444, down 35% from Q3'25 peak. Full effects from reduced headcount expected in Q2

Discipline across the cost base
OpEx down 16% sequentially with reductions across Salaries & comp, Tech & G&A, and Sales & marketing

Earnings Presentation | Q1'26 6

GEMINI

Accelerating Gemini Predictions with frequent product enhancements since December ’25 launch

Gemini Integrations



UX improvements
Explore, categories, LIVE filters, widgets


100

Expanded payments
Card, mobile wallet, & pay with crypto


Make your
predictions

Regulatory licenses
DCM + DCO licenses approved by the CFTC



Embedded contracts
Crypto price contracts on asset pages

Trading Experience


Timeline
Opened
Closes
Payout Distributed

Faster resolutions
Automated contract resolution



Always on markets
24/7 pricing on commodity markets



Dashboard
Portfolio P&L and win rates



Liquidity Rewards
Launched maker rebate program

Advanced Execution


$20.00

Advanced order types
Stop-limit, FOK, TIF orders



Mobile Orderbook
Mobile-first orderbook view


Prediction Markets on Gemini
WebSocket

API Trading
Enhanced WebSocket API trading



Charting tools
Advanced charting tools for price contracts

10x

Active Contracts[1] grew from under 100 in January ’26 to approximately 1,000 by May ’26

65+

CFTC product and rule filings[2] since launch

[1] Active Contracts is defined as the total number of unique event contracts that are available for trading and have had an executed trade
[2] The number of filings submitted to the CFTC under either Regulation 40.2 or 40.6.

Earnings Presentation | Q1’26 7

100M+ Event Contracts Traded2 Since Launch20K+ Total Prediction Traders1 Since Launch Event Contracts Traded2Total Prediction Traders1 +78% MoM Earnings Presentation | Q1’26 8 Predictions growth extended in April ’26, with volume up 78% month-over-month [1] Prediction Traders is defined as the total unique number of users that have executed a trade on our prediction marketplace. Total Prediction Trader count provided as of 5/10/26. [2] Event Contracts Traded is the total number of event contracts bought or sold on our prediction marketplace during the period. Each contract can be traded at $0.01 increments up to $1 and is worth $1 upon settlement. Lifetime cumulative Event Contracts Traded provided as of 5/10/26. +18% MoM

GEMINI

Expanding trading capabilities and more ways to serve higher intent trading activity across the platform

Trading Volume[1] down 53% Y/Y, while transaction revenue remained steady Y/Y


$29.7
$22.6
$14.6
$32.2
$24.1
$20.8
$26.3
$26.7
$24.1
$18.6B
$14.5B
$13.3B
$25.3B
$13.5B
$11.2B
$16.4B
$11.5B
$6.3B
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Transaction revenue ($mms)
Total trading volume ($B)

Q1 Trading Highlights

- **Launched spot margin**, with support for both long and short positions with up to 5x leverage, giving active retail traders the ability to hedge, take directional views, and express strategies
- **Rebuilt the ActiveTrader interface** with a 2.5x performance improvement, real-time market data processing for high-volatility conditions, and order modification capability that helps meet the latency and execution standards of advanced traders
- **Launched the Gemini Developer Platform** with unified REST, WebSocket, FIX, and MCP API access, opening the trading platform to AI agents that can autonomously monitor markets and execute trades through customer accounts

[1] Trading Volume is defined as the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform during the period of measurement.

Earnings Presentation | Q1'26 9

Credit Card Momentum Card net revenue up 292% YoY, scaling with the growth of Card MTUs1 up 321% YoY Services & Interest Mix Services revenue and interest income surpassed 50% of net revenue in Q1, up 31% YoY Building a more durable revenue model, services revenue and interest income up 122% year-over-year Services Revenue and Interest Income In $mms [1] Card MTUs is defined as a unique cardholder account that has a card related revenue qualifying event, either transacting on the card or carrying a revolving balance, in the prior thirty day period. Card MTUs presented for a quarter represent the MTUs as of the last day of the last month in the respective quarter. Earnings Presentation | Q1’26 10

GEMINI

Card remains an acquisition wedge and engagement driver

Open Card Accounts[1] vs Card MTUs[2]

Open Card Accounts (000s)



80%
70%
60%
50%
34
35
35
38
43
59
119
146
154
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25
Q4'25
Q1'26
Open Card Accounts[1]
% of Open Card Accounts that are Card MTUs[2]

+50%

More than half of all Prediction Traders[3] have a Gemini Credit Card

+3.7x

Card MTUs have 3.7x higher ARPU[4] vs retail users that do not have a Gemini Credit Card[5]

[1]] Open Card Accounts is defined as the number of Gemini Credit Card accounts with an open credit line as of the end of the applicable reporting period.
[2] Card MTUs is defined as a unique cardholder account that has a card related revenue qualifying event, either transacting on the card or carrying a revolving balance, in the prior thirty-day period. Card MTUs presented for a quarter represent the Card MTUsas of the last day of the last month in the respective quarter.
[3] Prediction Traders is defined as the total unique number of users that have executed a trade on our prediction marketplace. Number provided is as of 5/10/26.
[4] Active cardholder ARPU is defined as the total revenue generated on the Gemini platform, including card, by Q1 '26 Card MTUs (excluding OTC and institutional revenue), divided by the three-month average of monthly-ending Card MTU values in Q1 2026.
[5] Non-cardholder retail ARPU is defined as the total revenue generated on the Gemini platform from MTUs not in the Card MTU cohort (excluding OTC and institutional revenue), divided by the three-month average of monthly ending values of thosenon-cardholder MTUs in Q1 2026.

Earnings Presentation | Q1'26 11

Building a super app for the markets economy We expect to launch new products and features to expand the breadth of our platform* New Asset Class Research & Social Layer Markets Infrastructure Execution Layer [1] Licensure applications planned and in process in U.S. states and territories. [2] Agentic trading platform is not currently offered on stocks. * Products and features are not currently offered. Availability and timing subject to, among other things, regulatory approval and applicable law. See the forward-looking statements disclaimer in this presentation. U.S. Stock Trading Trade U.S. equities and ETFs1* alongside crypto and predictions, broadening spot coverage across major asset classes Command Center Personalized predictions feed with embedded AI insights, real-time market context, and emerging social features to drive informed trading* Derivatives & Clearing Event contracts expected to live on our regulated derivatives stack, with in-house derivatives, third-party clearing, and broader markets ahead* Agentic Trading Platform Developer platform, advanced trading tools, and AI agent integration anticipated across every market on Gemini — crypto, stocks,2 predictions, and derivatives Earnings Presentation | Q1’26 12

GEMINI

Gemini regulatory positioning is foundational and built, not bolted-on

More than a decade of compliance-first operations

Category				
Crypto spot & custody Foundation since 2014	NYDFS Trust Company	State Money Transmitter Licenses	FinCEN Registration	MAS (Singapore)[1]
Derivatives & clearing DCM + DCO approved in past two quarters	CFTC DCM License – Approved Dec 2025	CFTC DCO License – Approved Apr 2026	CFTC FCM License – Application planned	
Equities & brokerage[2] Activated for U.S. stock trading launch[3]	FINRA Broker-Dealer			

What DCM + DCO unlock:

1. **Predictions live across all 50 states**
   DCM enables Gemini to operate a regulated event contracts marketplace nationwide
2. **In-house clearing economics**
   DCO eliminates third-party clearing fees and accelerates settlement across derivatives products
3. **Foundation for derivatives ahead**
   Together, DCM + DCO power Gemini's path toward in-house derivatives and third-party clearing for other DCMs

[1] In-principle approval for a Major Payments Institution license.
[2] Licensure applications planned and in process in U.S. states and territories.
[3] Not currently offered by Gemini. Availability and timing is subject to, among other things, regulatory approval and applicable law. See the forward-looking statements disclaimer included in this presentation.

Earnings Presentation | Q1'26 13

Appendix Earnings Presentation | Q1’26 14

GEMINI

Key Performance Metrics[1]

USERS (000s)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Monthly Transacting Users	502	523	587	601	589	17%	(2%)
Lifetime Transacting Users	1,441	1,499	1,605	1,671	1,680	17%	1%

TRADING VOLUME ($B)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Retail	1.8	1.5	1.8	1.6	1.3	(28%)	(19%)
Institutional	11.7	9.8	14.6	9.9	5.0	(57%)	(49%)
Total trading volume	**13.5**	**11.3**	**16.4**	**11.5**	**6.3**	**(53%)**	**(45%)**

TRADING VOLUME ($B)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Bitcoin	8.0	5.7	5.6	5.0	3.3	(59%)	(34%)
Ether	2.9	3.1	6.8	3.0	1.3	(54%)	(55%)
Other	2.6	2.5	4.0	3.5	1.7	(34%)	(51%)
Total trading volume	**13.5**	**11.3**	**16.4**	**11.5**	**6.3**	**(53%)**	**(45%)**

TRADING REVENUE ($ thousands)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Retail	22,521	18,907	22,557	21,124	14,855	(34%)	(30%)
Institutional	1,017	1,326	2,595	3,379	2,317	128%	(31%)
Total trading revenue	**23,538**	**20,233**	**25,152**	**24,503**	**17,172**	**(27%)**	**(30%)**

ASSETS ON PLATFORM ($B)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Bitcoin	10.6	13.6	14.4	10.1	7.0	(34%)	(31%)
Ether	1.8	2.6	4.5	3.1	2.1	17%	(32%)
Other crypto	1.3	1.5	1.8	2.2	1.5	15%	(32%)
Customer custodial fiat assets	0.5	0.5	0.6	0.5	0.5	-	-
Total assets on platform	**14.2**	**18.2**	**21.3**	**15.9**	**11.1**	**(22%)**	**(30%)**

[1] Definitions of these Key Performance Metrics are provided in the Annex to this presentation

Earnings Presentation | Q1'26 15

Revenue TOTAL REVENUE Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Y/Y Q/Q Transaction revenue Exchange 23,538 20,233 25,152 24,503 17,172 (27%) (30%) OTC 129 611 1,065 2,208 6,325 nmf 186% Predictions 444 n.a. n.a. Other transaction revenue 461 2 120 (2) 187 (59%) nmf Total transaction revenue 24,128 20,846 26,337 26,709 24,128 - (10%) Services revenue Credit card revenue 3,748 4,882 8,532 15,958 14,700 292% (8%) Staking revenue 3,106 2,690 5,883 5,095 2,137 (31%) (58%) Advisory fee revenue 2,098 2,710 2,710 - Custodial fee revenue 1,862 1,878 2,825 2,174 1,868 0% (14%) Other services revenue 592 606 400 (34%) Total services revenue 8,716 9,450 19,930 26,543 21,815 150% (18%) Interest income 2,273 2,501 3,508 3,152 2,635 16% (16%) Net Revenue 35,117 32,797 49,775 56,404 48,578 38% (14%) Corporate interest and other income 205 492 843 3,939 1,694 726% (57%) Total revenue 35,322 33,289 50,618 60,343 50,272 42% (17%) Earnings Presentation | Q1’26 16

TOTAL REVENUE Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Y/Y Q/Q GAAP Revenue Disclosure Reference Exchange related revenue Transaction revenue 24,128 20,846 26,337 26,709 24,128 - (10%) Exchange revenue 23,538 20,233 25,152 24,503 17,172 (27%) (30%) Transaction Revenue OTC 129 611 1,065 2,208 6,325 nmf 186% Transaction Revenue Prediction Markets 444 n.a. n.a. Transaction Revenue Other transaction revenue 461 2 120 (2) 187 (59%) nmf Transaction Revenue Staking revenue 3,106 2,690 5,883 5,095 2,137 (31%) (58%) Services Revenue Advisory fee revenue - - 2,098 2,710 2,710 n.a. - Services Revenue Custodial fee revenue 1,862 1,878 2,825 2,174 1,868 0% (14%) Services Revenue Other services revenue - - 592 606 400 n.a. (34%) Services Revenue Interest income 2,273 2,501 3,508 3,152 2,635 16% (16%) Interest Income Total exchange related revenue $31,369 $27,915 $41,243 $40,446 $33,878 8% (16%) Credit card revenue $3,748 $4,882 $8,532 15,958 14,700 292% (8%) Services Revenue Net Revenue $35,117 $32,797 $49,775 $56,404 $48,578 38% (14%) Corporate interest and other income 205 492 843 3,939 1,694 726% (57%) Other Revenue Total revenue $35,322 $33,289 $50,618 $60,343 $50,272 42% (17%) Revenue Segmentation Earnings Presentation | Q1’26 17

OPERATING EXPENSES 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 Salaries and compensation 28,830 34,272 36,829 82,523 72,752 Technology 16,203 16,674 17,799 20,317 22,336 General and administrative 6,519 13,999 19,248 19,335 22,050 Transaction losses 3,311 4,130 3,553 7,693 6,551 Sales and marketing 11,306 9,036 16,122 32,926 37,361 Transaction processing 5,871 5,238 5,173 8,617 7,102 Total Operating Expenses 72,040 83,349 98,724 171,411 168,152 Expense Segmentation Break out SBC from Comp Break out crypto rewards, promos, referrals, etc from marketing OPERATING EXPENSES ($000) Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Y/Y Q/Q Salaries and compensation 34,272 36,829 82,523 72,248 65,428 91% (9%) Stock-based compensation (SBC) 1,455 1,753 45,751 35,997 24,178 nmf (33%) Salaries and compensation ex. SBC 32,817 35,076 36,772 36,251 41,250 26% 14% Technology 16,674 17,799 20,317 22,337 22,090 32% (1%) General and administrative 13,999 19,248 19,335 24,895 21,680 55% (13%) Transaction losses 4,130 3,553 7,693 5,965 11,090 169% 86% Sales and marketing 9,036 16,122 32,926 39,043 19,071 111% (51%) Marketing acquisition, brand spend, and other 4,821 9,595 20,185 17,899 7,684 59% (57%) Credit card rewards and marketing promotional and referral incentives 4,215 6,527 12,741 21,144 11,387 170% (46%) Transaction processing 5,238 5,173 8,617 7,256 5,101 (3%) (30%) Total Operating Expenses 83,349 98,724 171,411 171,744 144,460 73% (16%) Earnings Presentation | Q1’26 18

GEMINI

Card Economic Details

(In thousands)	Q1'25	Q2'25	Q3'25	Q4'25	Q1'26	Y/Y	Q/Q
Card KPIs							
Card MTUs[1]	27	40	90	113	114	321%	1%
Card Transaction Volume[2]	123,141	176,758	356,852	588,417	520,449	323%	(12%)
Card Receivables[3]	69,138	93,449	150,627	219,801	218,064	215%	(1%)
Credit Card Revenue	**3,748**	**4,882**	**8,532**	**15,958**	**14,700**	**292%**	**(8%)**
Interchange Revenue	*2,197*	*3,405*	*7,274*	*11,796*	*10,258*	*367%*	*(13%)*
Interest Revenue	*2,074*	*2,190*	*2,720*	*4,524*	*5,804*	*180%*	*28%*
Fees owed to issuing bank & other	*(523)*	*(713)*	*(1,463)*	*(362)*	*(1,362)*	*160%*	*276%*
Less: interest expense on funding debt	-	-	(314)	(1,163)	(2,495)	*n.a.*	*115%*
Less: crypto rewards	(2,245)	(2,855)	(6,075)	(12,278)	(8,423)	275%	(31%)
Pre provision credit card net revenue (PPNR)	**1,503**	**2,027**	**2,143**	**2,517**	**3,782**	**152%**	**50%**
Less: provision for credit losses	(2,526)	(1,704)	(2,843)	(2,750)	(8,643)[4]	242%	214%
PPNR less provision for credit losses	(1,023)	323	(700)	(233)	(4,861)	375%	nmf
Managed card portfolio metrics							
Portfolio receivables	69,138	93,449	150,627	219,801	218,064	215%	(1%)
Charge-offs	2,009	1,815	1,141	1,652	1,976	(2%)	20%
30+ DPD as a percentage of managed portfolio receivables	5.3%	3.2%	2.7%	3.4%	3.8%	(28%)	13%

[1] Card MTUs is defined as a cardholder who has engaged in any card related revenue-generating activity, including a card payment transaction or card revolving balance, in the trailing thirty days. Card MTUs presented for a quarter represent the Card MTUs as of the last day of the last month in the respective quarter.
[2] Card Transaction Volume is defined as the aggregate dollar amount of purchase transactions initiated through the Gemini Credit Card during the reporting period, inclusive of domestic and international spend.
[3] Card Receivables is defined as the outstanding principal balance owned by Geminid at the end of the reporting period..
[4] Q1 2026 provision for credit losses includes $4.1 million of losses related to a discrete fraud event.

Earnings Presentation | Q1'26 19

Expense Outlook - Q2 ’26 Guidance Key Metric Period Outlook (No Change) Compensation ex SBC FY 2026 15-20% reduction excluding restructuring costs Stock Based Compensation FY 2026 $100-115 million excluding restructuring costs Technology + G&A FY 2026 $155-190 million Marketing ex Rewards and Promotions FY 2026 10-15% of revenue dependent on market opportunities Earnings Presentation | Q1’26 20

Private placement strengthens the balance sheet and improves liquidity position TRANSACTION Size $100 million private placement Shares sold 7.1 million Class A Common Stock at $14.00/share Consideration 1,258 bitcoin, payment-in-kind Closing date May 14, 2026 PRO FORMA CAPITAL POSITION1 Q1 '26 Close Pro Forma LIQUIDITY Cash and equivalents $215.6M $215.6M Unencumbered digital assets $20.2M $120.2M Total Liquidity2 $235.8M $335.8M SHARE COUNT Class A common stock 44.0M 51.1M Class B common stock 75.1.M 75.1M Total shares outstanding 119.1.M 126.2M CORPORATE CRYPTO ASSETS HELD $mm, Q1 '26 close vs. pro forma Borrowed from related party Crypto held for operations Crypto held for investment Unencumbered bitcoin Q1’26 Close Pro Forma $251.8 $17.6 $100 Unencumbered corporate treasury added through private placement Offset by related-party liability, pledged as collateral to third-party lenders $2.6 $372M $251.8 $272M $2.6 $17.6 [1] See the forward-looking statements disclaimer included in this presentation. [2] Defined as cash and cash equivalents, plus unencumbered digital assets. Earnings Presentation | Q1’26 21

Adjusted EBITDA Reconciliation ADJUSTED EBITDA ($000s) Q1'25 Q2'25 Q3'25 Q4'25 Q1'26 Net Loss (149,264) (133,212) (159,514) (140,823) (108,978) Adjusted to exclude the following: Provision for (benefit from) income taxes (5,012) 76 (1,186) 135 21 Depreciation and amortization 7,855 7,662 7,672 7,534 7,482 Interest expense 17,125 19,611 22,816 10,782 7,598 Stock-based compensation 1,455 1,753 45,751 35,997 24,178 Impairment - - - 650 - Restructuring charges(1) - - - - 7,866 Non-recurring legal contingencies, settlements, and related costs 2,580 3,848 - - 424 Change in fair value on related party convertible notes 8,187 9,424 8,178 - - Change in fair value on related party loans 55,547 38,773 24,989 - - Non-recurring gain related to conversion of convertible notes and term loans - - - (5,841) - Unrealized foreign exchange loss (gain) (53) 190 (1,087) (591) 1,484 Adjusted EBITDA (61,580) (51,875) (52,381) (92,157) (59,925) Earnings Presentation | Q1’26 22 [1] Includes impairment charges in connection with the restructuring of $1.3 million.

Non-GAAP Financial Measure Management believes that Adjusted EBITDA, which is a measure not presented in accordance with GAAP, provides investors with additional useful information in evaluating our performance. We use this non-GAAP measure internally to evaluate performance and to make financial, investment and operational decisions. We believe that presentation of this non-GAAP measure provides investors with greater transparency with respect to our operating results and that this measure is useful for period-to-period comparisons of results. Management also believes that providing this non-GAAP measure helps investors evaluate the Company’s operating performance, profitability and business trends in a way that is consistent with how management evaluates such matters. We define Adjusted EBITDA as net income (loss), adjusted to exclude provision for (benefit from) income taxes, interest expense, depreciation and amortization, stock-based compensation expense, impairment, restructuring charges, non-recurring legal contingencies, settlement and related costs, change in fair value on related party convertible notes, change in fair value on related party loans, gain on conversion of convertible notes and term loans, and unrealized foreign exchange loss (gain). Among other non-cash and non-recurring items, Adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy. In addition, on February 5, 2026, the Company announced its plans to wind down operations in the United Kingdom, European Union, other European jurisdictions, and Australia. As such, beginning with this quarter, Adjusted EBITDA also excludes related restructuring charges, which primarily relate to workforce reductions, lease exit costs, and other actions taken to streamline our operations and that we believe are unusual in nature and/or infrequent in occurrence and are not indicative of our ongoing operating activities. Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other non-GAAP measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as a tool for comparison. A reconciliation of Adjusted EBITDA is provided above to the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review the related GAAP financial measures and the reconciliation of non-GAAP financial measures to their most directly comparable GAAP financial measures included in this presentation, and not to rely on any single financial measure to evaluate our business. Adjusted EBITDA is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. Key Performance Metrics ● Monthly Transacting User: any retail or institutional user who has engaged in any revenue-generating activity or whose account otherwise generated revenue for the Company in the trailing thirty days. MTUs presented for a quarter represent the MTUs as of the last day of the respective quarter. MTUs presented as of the end of a year represent the MTUs as of the last day of that year. ● Lifetime Transacting User: LTUs represent the cumulative number of unique MTUs who have ever transacted on our platform and continue to maintain an open account, measured since inception. ● Card Sign-Ups: the cumulative number of approved applications for the Gemini Credit Card in the relevant period. Card Sign-Ups include customers who have been approved to open an account, regardless of whether they have subsequently activated or used their card or whether the account later remains open. ● Transaction Volume: the total U.S. dollar equivalent value of spot matched trades transacted between a buyer and seller through our platform during the period of measurement. ● Assets on Platform: the total value of assets held on our platform and includes digital assets in custody, staking, and exchange products, user custodial fiat, and GUSD reserve assets. For more information and a more detailed discussion of our Key Performance Metrics, refer to the filings we make with the Securities and Exchange Commission from time to time, including in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.. Non-GAAP Financial Measure and Key Performance Metrics Earnings Presentation | Q1’26 23

Earnings Presentation | Q1’26